The Advisors’ Inner Circle Fund (The “TRUSt”)

Acadian Emerging Markets Portfolio

(the “Fund”)

Supplement Dated June 29, 2022 to the Fund’s Prospectus

Dated March 1, 2022

This supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with the Prospectus.

At the recommendation of Acadian Asset Management LLC (“Acadian”), the Fund’s investment adviser, the Board of Trustees of the Trust has approved a reduction in the management fee for the Fund from 1.00% to 0.90% of the average daily net assets of the Fund, effective July 1, 2022. Accordingly, effective July 1, 2022, the Prospectus is hereby amended and supplemented as follows:

1.       In the “Fund Fees and Expenses” section of the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Y Class Shares	I Class Shares
Management Fees[1]	0.90%	0.90%	0.90%
Other Expenses	0.43%	0.24%	0.22%
Shareholder Servicing Fees	0.22%	0.03%	None
Other Operating Expenses	0.21%	0.21%	0.22%
Total Annual Fund Operating Expenses	1.33%	1.14%	1.12%

[1]	Management Fees have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$135	$421	$729	$1,601
Y Class Shares	$116	$362	$628	$1,386
I Class Shares	$114	$356	$617	$1,363

2.       In the “Investment Adviser” section of the Prospectus, the sentence regarding the Fund’s advisory fee is hereby deleted and replaced with the following:

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the average daily net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ACA-SK-007-0200

The Advisors’ Inner Circle Fund (The “TRUSt”)

Acadian Emerging Markets Portfolio

(the “Fund”)

Supplement Dated June 29, 2022 to the Fund’s Statement of Additional Information (the “SAI”)

Dated March 1, 2022

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

At the recommendation of Acadian Asset Management LLC (“Acadian”), the Fund’s investment adviser, the Board of Trustees of the Trust has approved a reduction in the management fee for the Fund from 1.00% to 0.90% of the average daily net assets of the Fund, effective July 1, 2022. Accordingly, effective July 1, 2022, the SAI is hereby amended and supplemented as follows:

In the “Investment Advisory and Other Services” section of the SAI, under the heading “Advisory Fees Paid to the Adviser,” the sentence regarding the Fund’s advisory fee is hereby deleted and replaced with the following:

For its services, the Fund pays the Adviser a fee calculated at an annual rate of 0.90% of the average daily net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ACA-SK-007-0300

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